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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 9, 2001, included in the annual report on Form 10-KSB of the Magnum Sports & Entertainment, Inc. for the year ended December 31, 2000 and to the reference to our firm under the caption "Experts" in the prospectus.


                                            Friedman Alpren & Green LLP

New York, New York
July 16, 2001